SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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OPTIMIZERX CORP.

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPTIMIZERX CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Meeting to be held on November 4, 2019, at 1:00 p.m. (local time)

An annual meeting (the “Annual Meeting”) of stockholders of OptimizeRx Corp. (the “Company”) will be held on November 4, 2019, at Nasdaq Marketsite 4 Times Square NY, NY 10036 at 1:00 p.m. (local time), to consider the following proposals:

•        Election of five directors to serve on the Company’s board of directors until the 2020 annual meeting of stockholders or until their successors are elected and qualified;

•        To approve the OptimizeRx Corp. 2013 Equity Incentive Plan and the reserve of 2,500,000 shares of common stock under the Plan;

•        To ratify the appointment of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2019; and

•        To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your board of directors recommends a vote “FOR” Proposals 1, 2 and 3.

The Company intends to mail the Proxy Statement, Form 10-K Annual Report and Proxy Card enclosed with this notice on or about September 26, 2019 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on September 12, 2019 (the “Record Date”) will be entitled to attend and vote at the meeting.

Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR Proposals 1, 2 and 3.

By Order of the Board of Directors
/s/ Will Febbo
Will Febbo
Member of the Board of Directors

This is an important Meeting. To ensure proper representation at the Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-paid, self-addressed envelope or vote by telephone or through the Internet. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person if you wish to change your vote.

OptimizeRx Corp.
400 Water Street, Suite 200
Rochester, MI 48307
PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

November 4, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of OptimizeRx Corp. (“OptimizeRx,” the “Company,” “we,” “us” or “our”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Meeting”) to be held on November 4, 2019 at 1:00 p.m., Eastern Time, at Nasdaq Marketsite 4 Times Square NY, NY 10036 and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report for the fiscal year ended December 31, 2018, are first being sent to stockholders on or about September 26, 2019.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for voting at the Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR Proposals 1, 2 and 3.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Please send your notification to OptimizeRx Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717. Any stockholder of record attending the Meeting may vote in person whether or not he, she or it has previously voted his, her or its shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting. Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or the telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

RECORD DATE

Stockholders of record at the close of business on September 12, 2019 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting;

•        the Proxy Card or vote instruction form for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

What is the Proxy Card?

The Proxy Card enables you to appoint Will Febbo, our Chief Executive Officer, and Doug Baker, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a Proxy Card, you are authorizing each of Messrs. Febbo and Baker to vote your shares at the Annual Meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) election of five directors to serve on the Company’s board of directors until the 2020 annual meeting of stockholders or until their successors are elected and qualified; (ii) to approve the OptimizeRx Corp. 2013 Equity Incentive Plan and the reserve of 2,500,000 shares of common stock under the Plan; and (iii) ratification of the appointment of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2019.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the Record Date, there were 14,158,220 shares of the Company’s common stock issued and outstanding, each share entitled to one vote at the meeting. Thus, the presence of the holders of 7,079,340 shares of common stock will be required to establish a quorum. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on September 12, 2019, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the Proxy Card to us. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a Proxy Card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name (brokerage firm, bank, broker-dealer, or other nominee holders)

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•        By Internet.    You may submit your proxy from any location in the world by following the internet voting instructions on the proxy card accompanying the proxy statement;

•        By Telephone.    You may submit your proxy by following the telephone voting instructions on the proxy card accompanying the proxy statement;

•        By Mail.    You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided; or

•        In Person.    You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.    If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For,” “Withhold” and broker non-votes and, with respect to the other proposals, votes “For” and “Against,” and abstentions.

What is a broker non-vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the board of directors. If a stockholder does not give timely customer direction to its broker or nominee with respect to a “non-routine” matter, the shares represented thereby (“broker non-votes”) cannot be voted by the broker or nominee, but will be counted in determining whether there is a quorum. Of the proposals described in this Proxy Statement, Proposal 1 is considered a “non-routine” matter. Proposals 2 and 3 are considered “routine” matters.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but cannot vote on non-routine matters.

What is the required vote for each proposal?

Proposal 1:    The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. The proxies cannot be voted for a greater number of persons than five.

Proposal 2:    The affirmative vote of a majority of our outstanding shares will be required for approval of Proposal 2. Because the affirmative vote of holders of a majority of the outstanding shares of our common stock is required for this proposal, abstentions and broker non-votes will have the same effect as votes against this proposal.

Proposal 3:    The affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon will be required for approval of Proposal 3. Stockholder ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is not required by our Bylaws or other applicable legal requirement; however, our board is submitting the selection of Marcum LLP to stockholders for ratification as a matter of good corporate practice. In the event that the stockholders do not approve the selection of Marcum LLP, the audit committee will reconsider the appointment of the independent registered accounting firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal.

What are the board’s recommendations?

The board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the board recommends a vote:

•        “FOR” the election of all five board nominees as directors;

•        “FOR” approval of the OptimizeRx Corp. 2013 Equity Incentive Plan and the reserve of 2,500,000 shares of common stock under the Plan;

•        “FOR” ratification of the appointment of Marcum LLP as our independent public accountant for the fiscal year ending December 31, 2019.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the board of directors or, if no recommendation is given, in his own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials. Proxy expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to OptimizeRx Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

When are Stockholder Proposals Due for the 2020 Annual Meeting?

Shareholders who wish to present proposals for inclusion in our proxy materials for the 2020 annual meeting of stockholders (the “2020 Annual Meeting”) may do so by following the procedures prescribed in Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. To be eligible, the stockholder proposals must be received by our corporate secretary on or before April 30, 2020. Although the board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

ELECTION OF FIVE DIRECTORS TO SERVE ON THE COMPANY’S BOARD UNTIL
THE 2020 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS
ARE ELECTED AND QUALIFIED

At this Annual Meeting, five (5) persons, comprising the entire membership of the board of directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the board of directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning our nominees for election to the board of directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

NOMINEES FOR DIRECTOR

Name of Nominee	Age
Will Febbo	50
Gus D. Halas*	68
Lynn Vos*	63
James Lang*	54
Patrick Spangler*	63

____________

*        Independent as that term is defined by the rules of the Nasdaq Stock Market.

Nominees’ Biographies

Will Febbo – Chief Executive Officer and Director

Mr. Febbo joined our company as Chief Executive Officer on February 22, 2016. Mr. Febbo brings more than 20 years of experience in building and managing health services and financial businesses. Before joining our company, Mr. Febbo served as Chairperson and Founder of Plexuus, LLC, a payment processing business for medical professionals. From 2007 to 2015, he worked with Merriman Holdings, Inc., an investment banking firm. There he served as Chief Operating Officer and assisted with capital raises in the tech, biotech, cleantech, consumer and resources industries. From 2013 to 2015, he also worked with Digital Capital Network, Inc., which operated a transaction platform for institutional and accredited investors. There he served as Chief Executive Officer and Co-Founder and managed the day-to-day operations of the digital portal for institutional level investments. Prior to Merriman, Mr. Febbo was CEO and co-founder of MedPanel, a provider of market intelligence and communications for the pharmaceutical, biomedical, and medical device industries, which was eventually acquired by MCF Corporation.

Aside from that provided above, Mr. Febbo does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Febbo is qualified to serve on our Board of Directors because of his wealth of experience in building and managing health services and financial businesses.

Gus D. Halas – Director

Mr. Halas joined our company as a Director on August 7, 2014. Mr. Halas has served as CEO of several companies. He was Chief Executive Officer and President of the Central Operating Companies at Central Garden & Pet Company from April 2011 through May 2013 and currently serves as a consultant to that Company. Mr. Halas was President and Chief Executive Officer of T-3 Energy Services, Inc. from May 2003 to March 2009 and also served as Chairperson of the Board of Directors from March 2004 to March 2009. From August 2001 to April 2003, Mr. Halas served as President and Chief Executive Officer of Clore Automotive, Inc. He also serves as a director for Triangle Petroleum Corp., Hooper Holmes, Inc., School Specialty, Inc., and Madelena Energy.

Aside from that provided above, Mr. Halas does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Halas is qualified to serve on our Board of Directors because of his experience and expertise as an executive and a director with companies implementing “turnaround” strategies.

Lynn Vos – Director

Ms. Vos has been the President and CEO of the Muscular Distrophy Association since October 2017. Prior to that, Ms. Vos had been chief executive officer of ghg | greyhealth group since 1994 and is a champion of using digital capabilities to improve the public health. Ms. Vos also serves on the board of nTelos Wireless, a NASDAQ listed company, the Jed Foundation, a leading nonprofit dedicated to protecting the emotional health of college students, and was a founding board member of MMRF, a pioneering cancer research foundation.

Aside from that provided above, Ms. Vos does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Ms. Vos is qualified to serve on our Board of Directors because of her extensive executive skills in digital marketing and communications in the healthcare industry.

James Lang – Director

Mr. Lang joined our Board January 12, 2017. He brings us more than 25 years of experience in healthcare data, analytic, and technology enabled business services. Mr. Lang is the CEO of Eversana, a leading independent provider of global commercial services to the life science industry, and also presently serves as an executive advisor to Water Street, a strategic private equity firm focused exclusively on building market-leading companies in healthcare. In that capacity, he currently serves as Board Chairperson to The Access Group, Health Strategies Group, Alliance Life Sciences, and Dohmen Life Science Services. He is also a director of BioVie, a development-stage company pioneering an innovative therapeutic that targets complications due to liver cirrhosis.

Mr. Lang previously served as CEO of Decision Resources Group, a leading healthcare research and consulting company providing high-value healthcare industry analysis and insights, where he helped transform the company into an industry leader. Earlier, he was president of Strategic Decisions Group, a premier global strategy consultancy, and he expanded the life sciences practice and later sold it to IMS Health. He is an active private investor and advisor with healthcare companies, including Boston Heart Diagnostics (acquired by Eurofins) and AlphalmpactRx (acquired by IMS Health).

Aside from that provided above, Mr. Lang does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Lang is qualified to serve on our Board of Directors because of his extensive executive skills and background in the healthcare industry.

Patrick Spangler – Director

Spangler presently serves as CFO of VigiLanz, a digital healthcare intelligence firm, and as a member of the board of directors of Lifespace Communities. He has more than 30 years of experience in the health care industry, executing domestic and international growth and exit strategies. He has helped lead high-performance, emerging growth firms, as well as large publicly-traded companies.

Earlier, Spangler served as executive vice president and CFO of Healthland, an EHR company serving the critical access hospital market. He has also served as CFO at the point-of-care medical applications provider, Epocrates, that he helped bring public in 2011, and which was eventually acquired by Athenahealth. Prior to Epocrates, he was CFO of the ev3, a vascular therapy that went public in 2005 and then acquired by Covidien, as well as CFO of the medical device manufacturer, Empi, which was acquired by Encore Medical.

Aside from that provided above, Mr. Spangler does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Spangler is qualified to serve on our Board of Directors because of his extensive executive skills and background in the healthcare industry and his finance experience.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Involvement in Certain Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses), or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Board Meetings

The board met on 10 occasions during the fiscal year ended December 31, 2018. Each of the members of the board attended at least 75% of the meetings held by the board during the time such directors served as a member of the board.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage our directors to attend.

Committees of the Board

Audit Committee

Our audit committee, is comprised of Lynn Vos, Patrick Spangler and Gus D. Halas. Mr. Spangler serves as chairperson of the audit committee. The audit committee is responsible for retaining and overseeing our independent registered public accounting firm, approving the services performed by our independent registered public accounting firm and reviewing our annual financial statements, accounting policies and our system of internal controls. The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the audit committee’s composition and meetings. The audit committee charter is available on our website www.optimizerx.com.

The board of directors has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the board of directors has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

The board of directors has determined that Patrick Spangler is an “audit committee financial expert” serving on its audit committee, and is independent, as the SEC has defined that term in Item 407 of Regulation S-K.

The audit committee met on 4 occasions during the fiscal year ended December 31, 2018. Each of the members of the audit committee attended at least 75% of the meetings held by the audit committee during the time such directors served as a member of the committee.

Compensation Committee

Our compensation committee consists of Patrick Spangler, Gus D. Halas and James Lang. Mr. Lang serves as chairperson of the compensation committee.

The compensation committee’s responsibilities, which are discussed in detail in its charter, include the following:

•        In consultation with our senior management, establish our general compensation philosophy and oversee the development and implementation of our compensation programs;

•        Recommend the base salary, incentive compensation and any other compensation for our Chief Executive Officer to the Board of Directors and review and approve the Chief Executive Officer’s recommendations for the compensation of all other officers of our company and its subsidiary;

•        Administer our incentive and stock-based compensation plans, and discharge the duties imposed on the Compensation Committee by the terms of those plans;

•        Review and approve any severance or termination payments proposed to be made to any current or former officer of our company; and

•        Perform other functions or duties deemed appropriate by the Board of Directors.

The compensation committee charter is available on our website www.optimizerx.com.

Our board of directors has determined that all of the members of the compensation committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The compensation committee met on 4 occasions during the fiscal year ended December 31, 2018. Each of the members of the compensation committee attended at least 75% of the meetings held by the compensation committee during the time such directors served as a member of the committee.

Nominating and Governance Committee

The members of the nominating and corporate governance committee are Lynn Vos, Gus D. Halas and James Lang. Ms. Vos serves as chairperson of the corporate governance and nominations committee. The nominating and corporate governance committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the nominating and corporate governance committee’s composition and meetings. The nominating and corporate governance committee charter is available on our website www.mysizeid.com.

The nominating and corporate governance committee’s responsibilities, which are discussed in detail in its charter, include the responsibility to:

•        Develop qualifications and criteria for selecting and evaluating directors and nominees;

•        Consider and propose director nominees;

•        Make recommendations to the Board regarding Board compensation;

•        Make recommendations to the Board regarding Board committee memberships;

•        Develop and recommend to the Board corporate governance guidelines;

•        Facilitate an annual assessment of the performance of the Board and each of its standing committees;

•        Consider the independence of each director and nominee for director; and

•        Perform other functions or duties deemed appropriate by the Board.

Our board of directors has determined that all of the members of the nominating and corporate governance committee are “independent” as that term is defined by the rules of the Nasdaq Stock Market.

The nominating and governance committee met on 4 occasions during the fiscal year ended December 31, 2018.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us, no persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2018, other than as set forth in the following information. Director Lang filed a Form 4 two days late due to issues with his SEC filing codes.

Stockholder Communications with the Board of Directors

Historically, we have not provided a formal process related to stockholder communications with the board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders or other interested parties may communicate with any director by writing to them at OptimizeRx Corp., 400 Water Street, Suite 200, Rochester, MI 48307, Attention: Corporate Secretary.

Code of Conduct and Ethics

We have a Code of Business Conduct and Ethics that applies to all our employees. The text of the Code of Business Conduct and Ethics is publicly available on our website at www.optimizerx.com. Information contained on, or that can be accessed through, our website does not constitute a part of this report and is not incorporated by reference herein.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairperson of the Board and Chief Executive Officer, we historically have a different person serving in each such role. The position of Chairperson is currently occupied by Gus D. Halas. The decision whether to combine or separate these positions depends on what our board deems to be in the long term interest of stockholders in light of prevailing circumstances. The separation of duties provides strong leadership for the board while allowing the Chief Executive Officer to be the leader of the Company, focusing on its customers, employees, and operations. Our board of directors believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Director Compensation

The table below summarizes all compensation of our directors as of December 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Gus D. Halas	40,625	90,278	—	—	130,903
James Lang	30,000	90,278	—	—	120,278
Jack Pinney	25,875	87,034	—	—	112,909
Patrick Spangler	25,125	80,650	—	—	105,775
Lynn Vos	22,500	80,650	—	—	103,150
Brian Archambault	—	—	—	—	—

Narrative Disclosure to the Director Compensation Table

Pursuant to our Director Compensation Plan, independent directors (“Outside Directors”) shall receive (a) annual cash retainer for Board and Committee service as set forth in the table below, payable in equal quarterly installments, and (b) reimbursement for expenses related to Board meeting attendance and any committee participation.

Annual Fee ($)
Basic Director Fee	25,000
Board Chair	12,500
Audit Committee Chair	5,000
Audit Committee Member	2,500
Compensation Committee Chair	5,000
Compensation Committee Member	2,500
Nominating and Governance Chair	2,500
Nominating and Governance Committee Member	1,000

Directors are expected to attend four meetings per year as well as spend an additional 10 – 20 hours per month on company matters. In addition, Outside Directors shall also receive 25,000 shares of Common Stock, payable in equal quarterly installments, which shall vest immediately. Directors that are also employees of our company shall not receive additional compensation for serving on the Board. Both the cash retainer and stock awards are prorated for partial quarters of service when a new Director joins the Board.

Director Bryan Archambault was the designated WPP director and as such was compensated by WPP for Board Service. Director Archambault resigned in December 2018 in connection with WPP’s sale of its ownership position in the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

To approve the OptimizeRx Corp. 2013 Equity Incentive Plan and the reserve of 2,500,000 shares of common stock under the Plan stock

Our Directors have established the 2013 Equity Incentive Plan (the “2013 Plan”). The purpose of the 2013 Plan is to advance the interests of the Company, its subsidiaries and its stockholders by affording certain employees, officers, Directors, and key consultants an opportunity to acquire or increase their proprietary interests in our Company. The objective of the issuance of the stock options, restricted stock and stock purchase rights under the 2013 Plan is to promote our growth and profitability because the grantees will be provided with an additional incentive to achieve our objectives through participation in its success and growth and by encouraging their continued association with or service to us. The following is a summary of the material features of the 2013 Plan.

The 2013 Plan expires in 2023, and no awards may be granted under the 2013 Plan after that date. However, the terms and conditions of the 2013 Plan will continue to apply after that date to all 2013 Plan awards granted prior to that date until they are no longer outstanding.

Under the 2013 Plan, the Company may grant stock options, stock appreciation rights, restricted awards, performance share awards, performance bonuses, stock awards and other incentive awards to employees, subject to the terms and conditions set forth in the 2013 Plan. The Company may also grant nonqualified stock options, RSAs, RSUs, SARs, performance units, stock awards and other incentive awards to any persons rendering consulting or advisory services and non-employee directors, subject to the conditions set forth in the 2013 Plan. Generally, all classes of the Company’s employees are eligible to participate in the 2013 Plan.

The 2013 Plan provides that a maximum of 2,500,000 shares of the Company’s common stock may be issued in conjunction with awards granted under the 2013 Plan. Shares of common stock cancelled, settled in cash, forfeited, withheld, or tendered by a participant to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. We had no remaining shares available to grant under the 2013 Plan at December 31, 2018. In February 2019, we increased our available shares under the Plan to 2,500,000 shares.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR IN FAVOR OF approving the OptimizeRx Corp. 2013 Equity Incentive Plan and the reserving 2,500,000 shares of common stock under the Plan.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The audit committee has appointed Marcum LLP, independent public accountant, to audit our financial statements for the fiscal year ending December 31, 2019. The board proposes that the stockholders ratify this appointment. We expect that representatives of Marcum LLP will be either physically present or available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by our auditors, no longer with us, for each of our last two fiscal years for the categories of services indicated.

KLJ & Associates, LLP

Financial Statements for the Year Ended December 31	Audit Services	Audit Related Fees	Tax Fees	Other Fees
2018	$—	$10,500	$—	$—
2017	$31,000	$—	$3,000	$—

Sadler Gibb & Associates

Financial Statements for the Year Ended December 31	Audit Services	Audit Related Fees	Tax Fees	Other Fees
2018	$116,430	$14,220	$—	$—
2017	$20,000	$—	$—	$—

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership by each person, other than executive officers and directors, known to us to beneficially own 5% or more of our outstanding common stock as of September 12, 2019. For the purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the SEC to mean generally the power to vote or dispose of securities, regardless of any economic interest therein, including any such security that the person has the right to acquire within 60 days after such date.

More Than 5% Beneficial Owners:	Name and Address	Common Shares Owned	Percentage of Class
Common	AWM Investment 527 Madison Ave. Suite 2600 New York, NY 10022	1,357,186	9.7%
Common	Harvey L. Poppel(1) 110 El Mirasol Palm Beach, FL 33480	994,898	7.0%
Common	Ronald L. Chez 55 East Monroe Street, Suite 3700 Chicago, IL 60603	907,324	6.4%

____________

(1)      As stated in a Schedule 13G filed with the Securities and Exchange Commission on January 10, 2019.

SECURITY OWNERSHIP OF MANAGEMENT

Set forth below is certain information with respect to beneficial ownership of our common stock as of September 12, 2019, by each director, each executive officer, and by the directors and executive officers as a group. Unless otherwise indicated, each person or member of the group listed has sole voting and investment power with respect to the shares of common stock listed.

Name(1)	Options Included in Beneficial Ownership(2)	Common Shares Owned	Common Stock Beneficial Ownership	Percentage of Class
William J. Febbo	500,000	98,267	598,267	4.1%
Miriam Paramore	66,667	24,079	90,746	*
Terence J. Hamilton	133,334	141,471	274,805	1.9%
Lynn Vos	—	19,470	19,470	*
Douglas P. Baker	133,334	61,885	195,219	1.4%
Gus D. Halas	—	48,008	48,008	*
Patrick Spangler	—	10,515	10,515	*
James Lang	—	20,840	20,840	*
Steven Silvestro	—	—	—	—
All Executive Officers and Directors as a group (9 persons)	833,335	424,535	1,257,870	8.40%

____________

*        Less than 1%

(1)      The address of each person named in this table is c/o OptimizeRx Corp., 400 Water Street, Suite 200, Rochester, MI 48307.

(2)      This column lists shares that are subject to options exercisable within sixty (60) days of September 12, 2019, and are included in common stock beneficial ownership pursuant to Rule 13d-3(d)(1) of the Exchange Act.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The table below summarizes all compensation awarded to, earned by, or paid to our former or current executive officers for the fiscal years ended December 31, 2018 and 2017.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
William J. Febbo(1)	2018	275,000	294,838	336,000	—	17,300	923,138
CEO, Director	2017	250,000	156,937	—	—	14,968	421,905
Miriam Paramore(2)	2018	232,500	131,781	70,000	—	11,000	445,281
President	2017	91,667	46,036	—	329,950	24,786	492,430
Terence J. Hamilton(3)	2018	210,000	219,028	70,000	—	12,604	511,632
SVP of Sales	2017	200,000	100,440	—	89,380	10,412	400,232
Douglas P. Baker(4)	2018	220,000	124,696	70,000	—	11,000	425,696
CFO	2017	200,000	95,330	—	134,070	9,794	439,194

Narrative Disclosure to the Summary Compensation Table

____________

(1)      Amounts reflected in All Other Compensation column for Mr. Febbo in 2018 is composed of $11,000 employer matching contributions to the Company’s retirement plan, $4,000 for a term life policy, and $2,300 for legal fees. The 2017 amounts are $10,800 employer matching contributions to the Company’s retirement plan and the balance for legal fees.

(2)      Amount reflected in All Other Compensation for Ms. Paramore for 2017 reflects $2,200 of employer matching contributions to the Company’s retirement plan and $22,586 paid to her as a consultant prior to her starting employment for the Company. The 2018 amount represents employer matching contributions to the Company’s retirement plan.

(3)      Amounts reflected in All Other Compensation column for Mr. Hamilton in 2018 is $11,000 employer matching contributions to the Company’s retirement plan and $1,604 of other miscellaneous benefits. The 2017 amount represents employer matching contributions to the Company’s retirement plan.

(4)      Amounts reflected in All Other Compensation column for Mr. Baker in both years represents employer matching contributions to the Company’s retirement plan.

Mr. Febbo joined the Company as CEO on February 22, 2016. On September 10, 2018 Mr. Febbo signed a new employment agreement calling for a base salary of $275,000 in 2018 and $300,000 in 2019. In addition, he is eligible to participate in the Company’s executive bonus plan with a target bonus of 50% of his annual salary. In February 2019, the Board of Directors approved a special discretionary bonus of $100,000 to Mr. Febbo for his performance in 2018 and increased his target bonus to 60% of his annual salary for 2019. He is also eligible for vacation, sick days, insurance, to participate in the Company’s 401k plan, and other benefits covering all employees. Mr. Febbo’s contract also calls for him to be reimbursed $4,000 per year for a separate term life insurance policy. Mr. Febbo’s contract calls for 12 months of severance if he is terminated without cause.

In February 2018, the Board of Directors agreed to accelerate vesting on 100,000 of Mr. Febbo’s options that were originally scheduled to vest on the fifth anniversary of his contract in 2021, by three years, to vest in February 2018. In February 2019, the Board of Directors agreed to accelerate the vesting of the remaining 100,000 unvested options held by Mr. Febbo from February 2020 to February 2019.

The Company also granted to Mr. Febbo 80,000 shares of restricted common stock in February 2018 that vest if the Company achieved targeted stretch revenue goals in either 2018 or 2019. The Company achieved those targeted revenues in 2018, so the shares vested. In February 2019, the Board of Directors also granted Mr. Febbo an additional 30,000 shares of restricted common stock if the Company achieves certain targeted stretch revenue goals in 2019.

Ms. Paramore joined the Company as President on August 1, 2017. On September 10, 2018 Ms. Paramore signed a new employment agreement calling for a base salary of $250,000. In addition, she is eligible to participate in the Company’s executive bonus plan with a target bonus of 40% of her annual salary. She is also eligible for vacation, sick days, insurance, to participate in the Company’s 401k plan, and other benefits covering all employees. Ms. Paramore’s contract also calls for 12 months of severance if she is terminated without cause.

Under the terms of her contract, in 2017, the Company also granted to Ms. Paramore an option to purchase 166,667 shares of common stock, exercisable at a price of $3.15 per share, and vesting annually over a period of 5 years. Ms. Paramore was also granted 16,667 shares of restricted common stock in February 2018 that vest if the Company achieved targeted stretch revenue goals in either 2018 or 2019. The Company achieved those targeted revenues in 2018, so the shares vested. In February 2019, the Board of Directors also granted Ms. Paramore an additional 10,000 shares of restricted common stock if the Company achieves certain targeted stretch revenue goals in 2019.

On September 10, 2018, Mr. Hamilton’s signed a new employment agreement calling for a base salary of $210,000. In addition, he is eligible to participate in the Company’s executive bonus plan with a target bonus of 40% of his annual salary. He is also eligible for vacation, sick days, insurance, to participate in the Company’s 401k plan, and other benefits covering all employees. Mr. Hamilton’s contract also calls for 12 months of severance if he is terminated without cause. In February 2019, Mr. Hamilton signed an amended employment agreement increasing his base salary to $230,000 for 2019

For 2018, Mr. Hamilton also had the opportunity to earn up to $100,000 of additional bonus in excess of the targeted amount, in increments of $20,000, if the Company exceeded its revenue targets by certain predefined milestones. The Company exceeded those milestones, so Mr. Hamilton was awarded the full $100,000 special bonus for 2018. In February 2019 Mr. Hamilton was granted to the opportunity to earn an additional $100,000 bonus in 2019 in increments of $20,000 if the Company achieves certain stretch revenue goals. Mr. Hamilton was also granted 16,667 shares of restricted stock in February 2018 that vested if the Company achieves targeted stretch revenue goals in either 2018 or 2019. The Company achieved those targeted revenues in 2018, so the shares vested.

On September 10, 2018, Mr. Baker signed a new employment agreement calling for a base salary of $220,000. In addition, he is eligible to participate in the Company’s executive bonus plan with a target bonus of 40% of his annual salary. He is also eligible for vacation, sick days, insurance, to participate in the Company’s 401k plan, and other benefits covering all employees. Mr. Baker’s contract calls for 12 months of severance if he is terminated without cause. In February 2019, Mr. Baker signed an amended employment agreement increasing his base salary to $240,000 for 2019.

Mr. Baker was also granted 16,667 shares of restricted common stock in February 2018 that vests if the Company achieves targeted stretch revenue goals in either 2018 or 2019. The Company achieved those targeted revenues in 2018, so the shares vested. In February 2019, the Board of Directors also granted Mr. Baker an additional 10,000 shares of restricted common stock if the Company achieves certain targeted stretch revenue goals in 2019.

For all four executive officers, the executive bonus plan contains a provision whereby each officer could receive a bonus ranging from $0 to $750,000 if a change of control transaction occurs in 2019, depending up on the transaction price.

On April 29, 2019, we entered into an agreement with Stephen Silvestro to act as Chief Commercial Officer of our company. Pursuant to the agreement, Mr. Silvestro will receive an annual base salary of $280,000 and he will receive a onetime sign-on bonus of $30,000, $15,000 paid with his first paycheck and another $15,000 paid at the 90-day anniversary. Mr. Silvestro is also eligible for a bonus of up to 40% of his base salary based on our executive bonus plan.

In addition, we will award to Mr. Silvestro 90,000 shares of our restricted stock that will vest all at one time upon completion of 5 years of service.

The agreement further provides that if Mr. Silvestro’s employment with us is involuntarily terminated without cause, Mr. Silvestro will be entitled to receive a severance payment of twelve months of his applicable base pay.

The agreement contains a Business Protection Agreement that contains restrictive covenants that include a non-compete both during his employment and for a period of one year thereafter, and an inventions assignment clause both during his employment and for a period of six months thereafter. The agreement also contains a confidentiality provision.

Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officers as of December 31, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Will Febbo	300,000	200,000	—	$3.21	02/21/21	—	—	—	—
Miriam Paramore	33,334	133,333	—	$3.15	07/27/22	—	—	—	—
Douglas Baker	18,334	—	—	$3.15	05/19/19	—	—	—	—
	33,334	—	—	$3.15	06/24/20	—	—	—	—
	100,001	—	—	$2.46	03/31/22	—	—	—	—
Terry Hamilton	66,667	—	—	$3.45	07/28/21	—	—	—	—
	66,667	—	—	$2.46	03/31/22	—	—	—	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Other than described below or the transactions described under the heading “Executive Compensation” (or with respect to which such information is omitted in accordance with SEC regulations), there have not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a participant in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

During the year ended December 31, 2015, WPP made a strategic investment in the Company and was a shareholder that owns approximately 20% of the shares of the Company at the time. WPP sold its entire ownership position in December 2018, and is no longer a shareholder of the Company.

The following table sets forth the activity between the Company and WPP in 2018 and 2017.

	2018	2017
Total billings to WPP Agencies	$6,217,735	$3,554,168
Revenue recognized from WPP Agencies	$6,527,051	$3,696,214
Accounts receivable from WPP Agencies	$2,051,532	$1,173,614
Rebates given to WPP Agencies	$—	$33,249
Marketing services purchased from WPP Agencies	$—	$54,762
Revenue share expense recorded to WPP Agencies	$—	$401,596
Revenue share expenses owed to WPP Agencies	$—	$447,670

On May 9, 2016, we entered into a Corporate Consulting Agreement with our former CEO, David Harrell that set forth the terms of his continued relationship with the company and went effective as of June 1, 2016. Under the terms of this agreement Mr. Harrell agreed to consult for our company for a period of 16 months and he received a monthly payment of $15,000, with the potential for up to $54,000 in additional bonus payments during the term of the agreement. This agreement also called for insurance benefits for seven months. Finally, the agreement contained a Consultant Confidentiality, Invention Assignment and Non-Compete Agreement that contains restrictive covenants that include a one year non-compete following the completion of Mr. Harrell’s period of consulting, and an inventions assignment clause during the term of his consulting relationship.

On May 11, 2017, we entered into a Separation and Stock Purchase Agreement with Mr. Harrell pursuant to which we agreed to repurchase from Mr. Harrell 166,667 shares of our common stock for aggregate consideration of $390,000, representing a purchase price of $2.34 per share.

Also under the agreement, we agreed that the consulting agreement with Mr. Harrell would terminate on July 31, 2017, but that his non-compete agreement with us shall extend to July 31, 2019. The agreement also stipulated that Mr. Harrell would resign as a member of our board of directors effective June 30, 2017.

OTHER MATTERS

We have no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy.

VOTE ON INTERNET –

www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on November 3, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE BY PHONE

1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 3, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held at Nasdaq Marketsite 4 Times Square NY, NY 10036 on November 4, 2019, at 1:00 p.m. (local time)

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

OptimizeRx

OPTIMIZERX CORPORATION
400 WATER STREET, SUITE 200
ROCHESTER, MI 48307

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 1 1 OF 2

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of five directors to serve on the Company's board of directors until the 2020 annual meeting of stockholders or until their successors are elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Will Febbo 02 Gus D. Halas 03 Lynn Vos 04 James Lang 05 Patrick Spangler

The Board of Directors recommends you vote FOR proposals 2. and 3.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000429742_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

OPTIMIZERX CORPORATION
Annual Meeting of Shareholders
November 4, 2019 at 1:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint William Febbo and Douglas Baker, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of OPTIMIZERX CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 1:00 PM, Local Time on November 4, 2019, at the Nasdaq Marketsite, 4 Times Square, NY, NY 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000429742_2 R1.0.1.18